PERFORMANCE FUNDS TRUST (the “Trust”)
Money Market Fund
(the “Fund”)
Supplement Dated October 16, 2008
to the Fund’s Class A, Institutional Class and Money Market Funds Institutional Class Prospectuses
each dated October 1, 2008
The Prospectuses are hereby amended and supplemented to reflect the participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) by the Fund.
While the Fund has not experienced difficulties in maintaing its $1.00 share price, and the Fund’s adviser does not currently foresee any future difficulty in maintaining that share price, there can be no assurance that the Fund will be able to do so. Therefore, the Board of Trustees of the Trust has approved the Fund’s participation in the Program established by the U.S. Treasury Department (the “Treasury”). The Fund’s participation in the Program is not certain until its agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.
Under the Program, Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund’s Net Asset Value were to fall below $0.995 and was not promptly restored to $1.00 (a “Guarantee Event”). Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	Recovery under the Program requires the Fund to liquidate.

•	In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).
The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund paid to the Treasury a participation fee of 0.01% of the net asset value of the Fund as of September 19, 2008. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund’s Board will elect to participate, or that the Fund will be eligible to participate, in any extension of the Program. The cost of participating in the Program is borne by the Fund. Any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 are not eligible for coverage under the Program. Also, any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. The cost of participating in the Program will increase the Fund’s expenses and therefore impact the Fund’s performance.
More information about the Program is available at http://www.ustreas.gov. For more about the Fund’s participation in the Program, please contact a Fund customer service representative at 1-800-PERFORM.
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Please retain for future reference.
PRF-SP-1008